Exhibit 10.5

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made and entered into as of March 17, 2008 by and among HPT PSC Properties Trust, a Maryland real estate investment trust, and HPT PSC Properties LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and Petro Stopping Centers, L.P., a Delaware limited partnership, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Lease Agreement, dated as of May 30, 2007 (the “Lease”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Lease), all as more particularly described in the Lease;

WHEREAS, contemporaneously herewith, Landlord has acquired the fee interest in that portion of the Leased Property (the “Original Sparks Property”) located at 1950 East Greg Street, Sparks, Nevada and certain additional property (the “Adjacent Property”, and together with the Original Sparks Property, collectively, the “Sparks Property”), and Landlord and Tenant desire to include the Adjacent Property as part of the Leased Property;

WHEREAS, contemporaneously herewith, Tenant has entered into a sublease (the “Sublease”) with Cashell Enterprises, Inc., a Nevada corporation (“Subtenant”), pursuant to which Tenant subleases to Subtenant and Subtenant subleases from Tenant the portion of the Sparks Property as more particularly described therein;

WHEREAS, contemporaneously herewith and pursuant to Section 4.4 of the Lease, Tenant has assigned to Landlord Tenant’s leasehold interest in property adjacent to the West Memphis, Arkansas Property and the York, Nebraska Property; and

WHEREAS, Landlord and Tenant wish to amend the Lease, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.             Exhibits.  Effective as of the date hereof, Exhibits A-5, A-17 and A-19 of the Lease are hereby deleted in their entirety and replaced with Exhibits A-5, A-17 and A-19 attached hereto and made a part hereof.

2.             Definition of Minimum Rent.  Effective as of the date hereof, the definition for the term “Minimum Rent” set forth in Section 1.67 of the Lease is hereby deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Sixty-Six Million One Hundred Seventy-Six Thousand Five Hundred and Twenty-Six Dollars ($66,176,526) per annum; subject, in each case, to adjustment as provided in Section 3.1.1(b).

3.             Ground Leases.  Effective as of the date hereof, Section 4.4 of the Lease is hereby amended by deleting the last sentence thereof in its entirety.

4.             Sublease Allowance.  If, pursuant to Section 5.1.1(b) of the Sublease, Tenant is required to provide Subtenant with all or any portion of the Allowance (as defined in the Sublease), Tenant may, at its election, advance such funds or give Landlord Notice thereof. Such Notice shall set forth, in reasonable detail, such Capital Addition to be funded by the Allowance and Tenant shall provide Landlord with appropriate invoices and such other documentation and information as Landlord shall reasonably request each time Tenant requests a disbursement of the Allowance. Provided that no Event of Default shall have occurred and be continuing and Tenant shall otherwise be in compliance with the applicable provisions of Article 6 of the Lease, Landlord shall, within ten (10) Business Days after such Notice, disburse such required funds to Tenant (or, if Tenant shall so elect, directly to Subtenant) and, upon such disbursement, the Minimum Rent shall be adjusted as provided in Section 3.1.1(b).

5.             Termination of Sublease.  Tenant acknowledges that, regardless of cause, any termination of the Sublease pursuant to Section 19.4 thereof shall not affect the parties’ obligations under the Lease.

6.             Ratification.  As amended hereby, the Lease is hereby ratified and confirmed.

2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:

HPT PSC PROPERTIES TRUST

By:	/s/John G. Murray
John G. Murray
President

HPT PSC PROPERTIES LLC

By:	/s/John G. Murray
John G. Murray
President

TENANT:

PETRO STOPPING CENTERS, L.P.

By:	/s/Thomas M. O’Brien
Thomas M. O’Brien
President

3

Exhibit A-5

[See attached legal description for West Memphis, Arkansas]

W. Memphis, AR (#11)
I-40 & I-55 at Club Road
W. Memphis, AR

Exhibit A-5

Legal Description - Fee

Real property lying and being situated in the County of Crittenden, State of Arkansas, and more particularly described as follows:

TRACT I:  A tract of land being a part of Lots 1, 2, 3 and 4 of the Petro Subdivision to the City of West Memphis, Arkansas, as shown by Plat of record in Plat Book 3 Page 216 in the office of the Circuit Court Clerk and Ex-Officio Recorder, and lying in the Northeast Quarter of Section 9, Township 5 North, Range 9 East, Crittenden County, Arkansas, being more particularly described as follows: Beginning at a point on the East line of the Northeast Quarter of said Section 9 that is 210.0 feet North of the Southeast corner of said Northeast Quarter of Section 9; thence South 89°56’30” West a distance of 40.5 feet; thence North 00°03’30” West a distance of 100.0 feet; thence South 89°56’30” West a distance of 100.00 feet; thence South 00°03’30” East a distance of 100.00 feet; thence South 89°56’30” West a distance of 159.5 feet; thence South 00°04’55” West a distance of 175.0 feet; thence South 89°56’30” West a distance of 1017.84 feet; thence North 00°15’23” East a distance of 708.23 feet; thence North 74°07’38” East a distance of 224.64 feet; thence South 87°03’30” East a distance of 695.84 feet; thence North 85°58’04” East a distance of 400.0 feet; thence North 01°53’07” East a distance of 182.90 feet to a point on the East line of the Northeast Quarter of said Section 9; thence South 00°04’55” West a distance of 768.83 feet to the point of beginning. LESS AND EXcepting that portion of the above-described tract which was conveyed by Warranty Deed to the Arkansas State Highway Commission by deed of record in Book 319 Page 184 in the office of the Circuit Court Clerk of Crittenden county, Arkansas. Less and Except that part conveyed in Deed of record in Book 802 at page 809.

TRACT II:  A tract of land being a part of Lots 4 and 5 of the Petro Subdivision in the City of West Memphis, Arkansas, as shown by plat of record in Plat Book 3 Page 216 in the office of the Circuit Court Clerk and Ex-Officio Recorder and lying in the Northeast Quarter of Section 9, Township 6 North, Range 9 East, Crittenden County, Arkansas, being more particularly described as follows: Commencing at the Southeast corner of the Northeast Quarter of said Section 9; thence North 0°04’55” East along the East line of said Northeast Quarter a distance of 35.00 feet to the point of beginning, at the Southeast corner of Lot 5 of said Petro Subdivision; thence continuing North 0°04’55” East a distance of 175.00 feet; thence South 89°56’30” West a distance of 40.50 feet; thence North 0°03’30” West a distance of 100.00 feet; thence South 89°56’30” West a distance of 100.0 feet; thence South 0°03’30” East a distance of 100.0 feet; thence South 89°56’30” West a distance of 159.50 feet; thence South 0°04’55” West a distance of 175.00 feet; thence North 89°56’30” East a distance of 300.00 feet to the point of beginning.

NOTE:  Tract I herein being the same property conveyed by Deed of record in Book 792 Page 121 in Crittenden County, Arkansas, in favor of the Insured: Tract II herein being the same property conveyed by Deed of record in Book 792 Page 218 in Crittenden County, Arkansas, in favor of the Insured.

This commitment is invalid unless the Insuring Provisions and Schedules A and B are attached.

TRACT III:  A tract of land lying in the East half of the SE ¼ of Section 9, T-6-N, R-9-E, City of West Memphis, Crittenden County, Arkansas, and being more particularly described as follows:

Beginning at a point on the East line of the SE ¼ of said Section 9 that is S 00° 16’ 24” E and 35.0 feet from the Northeast corner of the SE ¼ of Section 9, point also being on the South right-of-way line of Petro Road, thence S 89° 56’ 30” W along the South right-of-way line of Petro Road a distance of 1054.53 feet to a point that is on the East right-of-way line of Rival Road, thence along the East right-of-way line of Rival Road along a curve that breaks to the left with a radius of 40.0 feet an arc length of 52.83 feet to a point, thence S 0° 03’ 30” E a distance of 165.0 feet to a point, thence along a curve to the left with a radius of 120.21 feet an arc length of 143.21 feet to a point, thence S 67° 23’ 51” E a distance of 104.32 feet to a point, thence along a curve to the right with a radius of 180.50 feet an arc length of 213.72 feet to a point, thence S 04° 09’ 37” E a distance of 390.01 feet, to the N.W. corner of Lubricants Property, thence S 65° 36’ 51” E a distance of 147.10 feet, thence S 68° 09’ 26” E a distance of 168.81 feet, thence S 0° 05’ 34” W a distance of 496.35 feet to its Intersection with the North right-of-way line of I-55, thence along said right-of-way line S 68° 51’ 10” E a distance of 468.03 feet to a point on the East line of the SE ¼ of Section 9, thence N 0° 05’ 43” W a distance of 945.82 feet, thence N 0° 16’ 24” W a distance of 782.58 feet to the point of beginning.

TRACT IV:

A Tract lying in the SE ¼ of Section 9, T-6-N R-9-E, being all of Lots 2 and 3 of Rival Subdivision, to the City of West Memphis, as shown by plat recorded in Plat Book 3, Page 321, in the office of the Circuit Court Clerk & Ex-Officio Recorder of Crittenden County, Arkansas, and being more particularly described as follows:

Beginning at the Southwest corner of Lot 1 of Rival Subdivision as shown by plat recorded in Plat Book 3, Page 321, in the office of the Circuit Court Clerk and Ex-Officio Recorder of Crittenden County, Arkansas; thence N 89° 56’ 30” E along the South line of said Lot 1 a distance of 385.12 feet to a point on the West right-of-way line of Rival Road; thence along said right-of-way line along a curve that breaks to the left with a radius of 180.21 feet an arc length of 150.53 feet; thence S 67° 21’ 51” E a distance of 104.32 feet; thence along a curve that breaks to the right with a radius of 120.50 feet an arc length of 141.34 feet; thence S 00° 09’ 37” E a distance of 740.62 feet; thence S 24° 51’ 24” W a distance of 33.11 feet; thence S 75° 05’ 43” W a distance of 39.49 feet to a point on the North right-of-way line of Interstate 55; thence N 57° 59’ 16” W along I-55 right-of-way a distance of 141.56 feet; thence N 44° 33’ 24” W a distance of 213.60 feet; thence N 28° 15’ 37” W a distance of 250.0 feet; thence N 18° 45’ 02” W a distance of 580.0 feet; thence N 37° 24’ 34” W a distance of 51.56 feet to the point of beginning.

Note: Being the same property conveyed to the Insured by Deed or record in Book 792 Page 223.

W. Memphis, AR (#26)
I-40 & I-55 at Club Road
W. Memphis, AR

Exhibit A

Legal Description - Leasehold

TRACT III: Leasehold Estate created by the lease executed by C. H. Williamson, Jr., and Patricia M. Williamson, Lessor, and Cardwell-Russell, a Texas general partnership composed of two partners namely J. A. Cardwell and G. R. Russell, Lessee, dated April 10, 1985, not filed of record in Crittenden County, Arkansas, the memorandum of which has been placed of record in Book 667 Page 159, and re-recorded in Book 668 Page 119 in Crittenden County, Arkansas; and subsequent assignments thereof by Lessee in instrument of record in Book 759 Page 105, by Successor Lessee to the Insured by instrument of record in Book 792 Page 129, in Crittenden County, Arkansas. Demising and leasing for a primary term of 10 years beginning April 30, 1985, with option to extend for three 10-year terms, finalling ending April 30, 2025, the following tract to-wit: A part of Lots 1, 2 and 3 of the Petro Subdivision in the City of West Memphis, Arkansas, as shown by plat of record in Plat Book 3 Page 216, lying in the Northeast Quarter of Section 9, Township 6 North, Range 9 East, and being more particularly described as follows:  Beginning at the Southeast corner of the Northeast Quarter of said Section 9; thence North 00°04’55” East along the East line of said Northeast Quarter a distance of 35.0 feet to the Southeast corner of Lot 5 of said Petro Subdivision; thence South 89°56’30” West a distance of 1317.84 feet to the point of beginning; thence, continue South 89°56’30” West a distance of 253.49 feet; thence along a curve that breaks to the right with a radius of 374.77 feet an arc length of 132.77 feet to a point on the East right of way line of Club Road; thence North 24°54’04” East a distance of 669.25 feet; thence North 52°31’29” East a distance of 114.89 feet; thence North 74°07’38” East a distance of 12.82 feet; thence South 00°15’23” West a distance of 708.23 feet to the point of beginning.

(Tract III being the same property described in Exhibit A to Assignment of Lessee’s Interest in Lease, in favor of the Insured, of record in Book 792 Page 129)

Exhibit A-17

[See attached legal description for York, Nebraska]

York, NE (#62)
4700 S. Lincoln Avenue
York, NE 68467

Exhibit A-17

Legal Description - Fee

PARCEL 1: Lot 2, Walker Subdivision Replat 1, in the City of York, York County, Nebraska, and Irregular Tract #13, EXCEPT that part platted as Walker Subdivision Replat 1; in the Southeast Quarter of Section 24, Township 10 North, Range 3 West of the 6th P.M., York County, Nebraska, and Lot 6, Countryside View Subdivision in Section 24, Township 10 North, Range 3 West of the 6th P.M., York County, Nebraska, more particularly described as follows:

Beginning at the Northwest Corner of the Southwest Quarter of the Southeast Quarter of said Section 24, said Corner also being the Southwest corner of said I.T. #13, and assuming the West line of said Lot 2 to have a bearing of N 00°11’14” E; thence N 00°04’06” W, and on the West line of said I.T. #13, 978.73 feet to a ¾” I.B., said I.B. being the Northwest corner of said I.T., #13; thence S 89°47’34” E. and on the North line of said I.T., #13, 1062.44 feet to a 1” I.P., said I.P. being the Northwest corner of said Lot 2; thence S 89°47’40” E, and on the North line of said Lot 2,159.82 feet to a ¾” I.B.; thence S 87°32’24” E, and on the North line of said Lot 2,122.60 feet to a 3/4” I.B., said I.B. being a point of curvature; thence on a curve to the right, and on the North line of said Lot 2, said curve having a radius of 718.51 feet, a chord bearing of S 73°39’42” E, and an arc distance of 346.87 feet to a ¾” I.B.; thence S 59 ° 49’03” E, and on the North line of said Lot 2, 518.29 feet to a 5/8” rebar, said rebar being the Northeast corner of said Lot 2; thence S 00°13’31” W, and on the East line of said Lot 2, 613.65 feet; thence S 89°57’46” E, and on the Easterly line of said Lot 2, 63.64 feet; thence S 00°08’54” W, and on the East line of said Lot 2, 724.29 feet to a 5/8” rebar, said rebar being the Southeast corner of said Lot 2; thence N 89°43’27” W, and on the South line of said Lot 2,167.19 feet to a ¾” I.P. on the East R.O.W. line of Graham Street; thence N 00°11’21” E, and on the East R.O.W. line of said Graham Street, 166.17 feet to a 3/4” rebar w/cap; thence N 89°42’01” W, and on the South line of said Lot 2, 59.97 feet to a ¾” rebar w/cap, said rebar being the Northeast corner of said Lot 6; thence S 00°09’54” W, and on the East line of said Lot 6, 165.91 feet to a ¾” I.P., said I.P. being the Southeast corner of said Lot 6; thence N 89°43’32” W, and on the South line of said Lot 6,264.09 feet to a ¾” rebar w/cap, said rebar being the Southwest corner of said Lot 6; thence N 00°12’42” E, and on the West line of said Lot 6, 166.01 feet to a.¾” I.P., said Pipe being the Northwest corner of Lot 6, and a point on the South line of said Lot 2; thence N 89°42’01” W, and on the South line of said Lot 2, 423.83 feet to a ¾” I.B., said I.B, being the Southwest corner of said Lot 2; thence N 00°11’14” E, and on the West line of said Lot 2, 554.07 feet to a ¾” rebar w/cap on the South line of I.T. #13; thence N 89°56’46” W, and on the South line of said I.T. #13,1267.96 feet to the point of beginning.

1

York, NE (#62)
4700 S. Lincoln Avenue
York, NE 68467

Exhibit A-17

Legal Description - Leasehold

PARCEL        Leasehold Description:

Lot 1, Walker Subdivision to the City of York, York County, Nebraska, more particularly described as follows:

Beginning at the Southeast Corner of said Lot 1, and assuming the West line of Lot 2, Walker Subdivision Replat 1 to have a bearing of N 00°11’14” E; thence N 89°43’27” W, and on the South line of said Lot 1, 267.70 feet to a 5/8” rebar, said rebar being the Southwest corner of said Lot 1; thence N 00°13’31” E, and on the West line of said Lot 1, 724.29 feet; thence N 89°57’46” W, and on the Westerly line of said Lot 1, 63.64 feet; thence N 00°13’31” E, and on the West line of said Lot 1, 613.65 feet to a 5/8” rebar, said rebar being the Northwest corner of said Lot 1; thence S 59°46’05” E, and on the North line of said Lot 1, 273.71 feet to a 3/4” I.B.; thence S 32°20’55” E, and on the North line of said Lot 1, 218.83 feet to a 1” I.P.; thence S 00°14’24” W, and on the East line of said Lot 1, 291.60 feet to a 1” I.P.’ thence N 89°37’2 l” E, and on the Easterly line of said Lot 1, 24.90 feet to a 5/8” rebar; thence S 00°23’01” E, and on the East line of said Lot 1, 225.87 feet to a 1” I.P.; thence N 89°56’03” W, and on the Easterly line of said Lot 1,120.20 feet to a 1” I.P.; thence S 00°04’02” W, and on the East line of said Lot 1, 139.73 feet to a 1/4’ I.B.; thence S 34°54’41” E, and on the East line of said Lot 1, 121.32 feet to a 1” I.P.; thence S 00°10’09” W, and on the East line of said Lot 1, 1260.25 feet to the point of beginning.

PARCEL        Easement Description

Easement rights pursuant to that certain Easement dated 12/30/1996, filed 1/23/1997, recorded in Book 37 at Page 593 of York County Misc. records for ingress and egress over and across Lot 1, Walker Subdivision, for the benefit of Lot 2, Walker Subdivision, Replat 1.

2

Exhibit A-19

[See attached legal description for Sparks, Nevada]

Sparks, NV (#38)
1950 East Greg Street
Sparks, NV 89431

Exhibit A-19

Legal Description

All that certain real property situated in the County of Clark, State of Nevada, described as follows:

PARCEL I:

A parcel of land, being Parcel 1 of Record of Survey Map No. 2045, File No. 1301103, and situate within a portion of Section 11, Township 19 North, Range 20 East, M.D.B.&M., Spark, Washoe County, Nevada, and being more particularly described as follows:

Beginning at the Northeast corner of Parcel 4 as shown on Parcel Map Number 2070, File Number 1126569 of the Official Records of Washoe County, Nevada, from which the Southwest corner of said Section 11 bears South 57°24’19” West a distance of 3101.74 feet;

Thence North 84°01’29” West, along the Northerly line of said Parcel 4, a distance of 987.00 feet;

Thence North 76°51’08” West, along the Northerly line of said Parcel 4, a distance of 87.03 feet;

Thence North 74°50’24” West, along the Northerly line of said Parcel 4, a distance of 162.29 feet;

Thence South 15°09’36” West a distance of 218.64 feet;

Thence North 86°47’05” West a distance of 16.78 feet;

Thence South 03°48’41” West a distance of 274.41 feet;

Thence South 86°43’17” East a distance of 18.62 feet;

Thence South 03°16’43” West a distance of 188.61 feet;

Thence South 22°30’30” East, a distance of 25.64 feet to the Northeast corner of Parcel 1 of said Parcel Map;

Thence South 22°30’30” East, a distance of 244.75 feet to the Southeast corner of said Parcel 1;

Thence along the Northerly line of East Greg Street from a tangent which bears North 83°17’01” East, along a circular curve to the right with a radius of 840.00 feet and a central angle of 07°07’01”, an arc length of 104.34 feet; Thence South 89°35’ 58” East, along the Northerly line of East Greg Street, a distance of 1094.49 feet to the Southeast corner of said Parcel 4;

Thence North 00°24’02” East a distance of 760.00 feet to the Point of Beginning.

1

PARCEL II:

Parcel 1 of Parcel Map No. 2412, for Robert L. Helms, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada, on January 19, 1990 under File No 1375199, Official Records.

PARCEL III:

Parcel A of Parcel Map No. 4620, according to the map thereof, filed in the office of the County Recorder of Washoe County, September 6, 2006, as Document No. 3435326, Official Records.

EXCEPTING THEREFROM all that portion of said land lying West of the Easterly right of way line of Sparks Boulevard, as said Sparks Boulevard was conveyed to the City of Sparks, by Deed recorded December 26, 1986 in Book 2466, Page 910, as Document No. 1127103, Official Records.

Note: (NRS 111.312): The above metes and bounds description appeared previously in that certain instrument, recorded in the Office of the County Recorder of Washoe County, Nevada on August 25, 1992 as Document No. 1599709, of Official Records.

2